Income Taxes - Schedule of Deferred Income Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred income tax assets:
Stock-based compensation	$ 39,135	$ 6,558
Operating lease liabilities	16,301
Net operating losses—foreign	11,427	9,347
Accrued compensation	9,743	7,020
Disallowed interest expense	1,553	2,086
Research and experimental credit	1,250	2,005
Sales allowances and doubtful accounts	959	1,074
Net operating losses—domestic (state)	733	716
Interest rate swaps		4,685
Other	1,443	2,685
Total deferred income tax assets	82,544	36,176
Valuation allowance for deferred tax asset	(11,427)	(9,347)
Net deferred income tax assets	71,117	26,829
Deferred income tax liabilities:
Intangible asset amortization	307,654	331,941
Software, equipment and property depreciation and amortization	20,313	10,526
Deferred contract costs	9,456	6,710
Operating lease assets	9,439
Total deferred income tax liabilities	346,862	349,177
Net deferred income tax liabilities	$ 275,745	$ 322,348